Exhibit 99.1

CORPORATE PRESENTATION July 2017 O O M B A G A M E W O R K S THE ULTIMATE PLATFORM FOR EVENTS, RANKINGS & STATS THE LARGEST CHAIN OF ESPORTS STADIUMS ACROSS AMERICA

2 SAFE HARBOR & SEC CAUTIONARY NOTE FORWARD LOOKING STATEMENTS Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the expected benefits of the potential combinations of Barington/Hilco Acquisition Corp. (“Barington/Hilco”) and Oomba, Inc. (“Oomba”) pursuant to a merger agreement dated May 12, 2017 and of Oomba and GameWorks Entertainment, LLC (“GameWorks”) pursuant to an asset purchase agreement dated May 12, 2017 and expectations about future business plans, prospective performance (including estimated combined pro forma financial performance) and opportunities; and the expected timing of the completion of the transaction and the obtaining of required approval by Barington/Hilco’s and Oomba shareholders. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature. These forward-looking statements are based on current expectations and assumptions of management of Oomba and GameWorks and are subject to risks, uncertainty and changes in circumstances that could cause the actual events and results in future periods to differ materially from the current expectations of Barington/Hilco, Oomba and GameWorks and those expressed or implied by these forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These risks, uncertainties and changes in circumstances include, among others, (a) the possibility that the merger does not close when expected or at all; (b) the ability and timing to obtain required shareholder approval, and to satisfy or waive other closing conditions; (c) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the merger to fail to close; (d) the ability of Oomba and GameWorks to promptly and effectively integrate their respective businesses; (e) the outcome of any legal proceedings that may be instituted in connection with the transaction; (f) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed merger; (g) the ability to retain key employees of Oomba and GameWorks; (h) that there may be a material adverse change affecting Oomba and GameWorks, or that the respective businesses of Oomba and GameWorks may suffer as a result of uncertainty surrounding the transaction; (i) the risk factors disclosed in Barington/Hilco’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K; (j) the inability to obtain or maintain the listing of the post-combination company’s common stock on NASDAQ following the business combination could disrupt current plans and operations as a result of the announcement and consummation of the transactions described herein; (k) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitability that Oomba and GameWorks may be adversely affected by other economic, business, political, and/or competitive factors. Forward-looking statements reflect Oomba’s and GameWorks’ management’s current analysis and expectations only as of the date of this presentation, and none of Barington/Hilco, Oomba or GameWorks undertakes to update or revise these statements, whether written or oral, to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It This presentation may be deemed to be solicitation material for the prospective shareholder vote with respect to the issuance of shares of Barington/Hilco common stock under the merger agreement. In connection with the merger agreement, Barington/Hilco intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to Barington/Hilco’s shareholders. This presentation does not constitute a solicitation of any vote or proxy from any shareholder of Barington/Hilco or an offer to sell any securities. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS OR MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OOMBA, GAMEWORKS AND BARINGTON/HILCO AND THE PROPOSED MERGER. Investors may obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC (when they become available), without charge, at the SEC’s web site at www.sec.gov. In addition, investors may obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC (when they become available) by directing a written request to Investor Relations, Barington/Hilco Acquisition Corp., 888 Seventh Avenue, 6th Floor, New York, NY 10019. Participants in Prospective Solicitation Oomba, GameWorks and Barington/Hilco and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in a prospective solicitation of proxies from shareholders of Barington/Hilco in connection with the proposed transaction and other matters set forth in the forthcoming proxy statement, including with respect to the issuance of shares of Barington/Hilco common stock under the merger agreement. Additional information regarding participants in such a proxy solicitation and a description of their interests in the proposed transaction will be contained in the proxy statement that Barington/Hilco will file with the SEC in connection with the proposed transaction and other relevant documents or materials to be filed with the SEC regarding the proposed transaction.

3 CONTENTS Executive Summary | Transaction Overview 4 Our Core Belief | eSports are Sports 7 Insight | If eSports are Sports, they must monetize like Sports 12 Opportunity #1 | Where are the Stadiums? 16 Opportunity #2 | How do we find Events? And where do we keep our Rankings and Stats? 22 Our Grand Strategy | Buy GameWorks, add eSports, go public! 31 The Nitty-Gritty | Company Overview 37 Deeper Dive | Selected Financial Data 46 Further Data | Appendix 57

EXECUTIVE SUMMARY Transaction Overview League pf Legends World Championship Staples Center Los Angeles =, CA USA

5

Oomba and GameWorks

Oomba is the software platform; GameWorks is the location based eStadium oomba Challenge Everyone! + GAMEWORKS

Founded in 2012, based in Irvine, CA, **Oomba is a cloud-based tournament management platform**.

Oomba is a **revolutionary social media platform:**

- Specializing in event and tournament management
- A social network focused on stats, rankings, and ratings

Founded in 1996 by Steven Spielberg in partnership with SEGA. Based in Playa Vista, CA with **9 locations in large metro areas** around the US; **GameWorks** is a leading location based entertainment company.

- Full service bar and restaurant
- Modern arcade, gaming, and event venue

In May 2017, Oomba entered into an Asset Purchase Agreement with **GameWorks Entertainment, LLC;** Oomba also signed a definitive merger agreement with **Barington/Hilco Acquisition Corp. (NASDAQ: BHAC),** a special purpose acquisition company. Upon closing under the merger agreement, **the combined company will operate as Oomba GameWorks.**

BARINGTON
BARINGTON CAPITAL GROUP, L.P.
Hilco Global
oomba Challenge Everyone!

6

Transaction Overview

Transaction Overview

- Barington/ Hilco Acquisition Corp. ("BHAC") has signed a definitive agreement to merge with Oomba, Inc. ("Oomba"), a specialized social media and software development company, in a transaction valued at approximately $60 million
  - Oomba has entered into an Asset Purchase Agreement with GameWorks Entertainment, LLC, a premier entertainment and gaming venue which will close simultaneously with the merger
  - Upon closing under the merger agreement, the combined company will operate as Oomba GameWorks
  - Oomba's current equity holders will receive an aggregate of 5,899,705 million shares of BHAC common stock, adjusted for any outstanding debt at close, in exchange for their membership interests in Oomba
    - Equity holders may also receive 600K additional BHAC earnout shares based on the achievement of earnout targets in 2018/19
    - The combined entity expects to be listed on NASDAQ, post-transaction, under the ticker **"GAME"**
    - The transaction is expected to close in **September** 2017

Motivation for Transaction

- To create tremendous synergies between Oomba's platform, GameWorks' locations, and Barington and Hilco's industry expertise
- To take advantage of the strong growth in eSports and location based entertainment, particularly in the current retail environment
- BHAC provides cash and a public vehicle for organic growth and future, accretive acquisitions

Strong Management Team

- Oomba founder Michael Williams has developed and published over 25 hit video games
- GameWorks CEO Greg Stevens has built Jillian's from 4 locations to over 40
- A Best-In-Class Proposed Board of Directors

Use of Proceeds

- Fund cash consideration for GameWorks Entertainment acquisition
- Growth capital for continued expansion of additional GameWorks locations and the development of Oomba's software platform
- Opportunistic acquisitions

BARINGTON
BARINGTON CAPITAL GROUP, L.P.
Hilco Global
oomba
Challenge Everyone!

 OUR CORE BELIEF eSports are Sports

 8 The Numbers are Undeniable More people watch eSports than nearly all other sports. World Championships 27M 20M Forbes MAR 16, 2017 @ 09:02 AM 3,730 +46 Million Watched Live Esports Event NBA FINALS 15.5M WORLD SERIES 13.8M STANLEY CUP FINALS 5M

 9 The eSports Market Will Double by 2019 eSports is a large and rapidly growing industry. NewZoo projects global revenue from rights, merchandise & tickets, online advertising, brand partnerships, and additional game publisher investment to reach: $1.072 billion in 2019 Deloitte Global predicts that eSports will generate global revenues of $500 million in 2016, up 25 percent from $400 million in 2015

 10 The Audience is Large and Getting Larger In 2017, more people will watch eSports than play them. ESPORTS AUDIENCE GROWTH GLOBAL FOR 2015, 2016, 2017, 2020 Q1 2017

 11 Why Didn’t You know? Viewership is mostly on new media, not television. 2017: “Where do you typically go to watch gaming-related video?” 1. 70% 2. 19% 3. 17% 4. 17% 5. 15% Source: Nielsen Reports “Games 360 U.S. Report 2017”

 INSIGHT If eSports are Sports, they, must monetize like Sports

 13 Stadiums are the Largest Source of Revenue Even major televised sports generate about half their revenue from stadiums. Major League Baseball 2015 REVENUE BY CATEGORY Sponsorships MLB Advanced Media “Admission tickets are probably the oldest and 9% 10% Licensing most common income generator for sports Local Media 5% events. …Although ticket revenue can account 20% Gate Receipts for 50 percent or more of total revenues for a 21% sports event, the financial value provided by the ticket holder goes far deeper. A full stadium, arena, or other venue adds value to sponsorships and to an organizer’s other business National Media 18% Premium partnerships…” Seating Concessions 11% The Sports Event © 2014 Page 48 6% by Frank Supovitz and Robert Goldwater Source: Camden Depot 26 January 2016

 14 eSports is Watching not just Playing in Real Life This is not online gaming played at home. 42% of eSports fans noted a desire to: eSports related videos comprise ~10% of meet and socialize with one another YouTube’s top performing channels pick up pro tips for playing games meet or see eSports celebrities live

 15 This is Not Online eSports events have sold out Madison Square Gardens and other major venues. Sang-am World Cup Stadium, Seoul Madison Square Garden League of Legends 2014 World Finals (45,000 Fans) League of Legends World Championship Semifinals (18,000+ Fans)

 OPPORTUNITY #1 Where are the Stadiums?

17

GameWorks with its 9 Locations is positioned to be the Leader

30,000+ sq. ft. locations with full-service bars, food and beverage centers, and gaming.


Seattle
Mall of America
Schaumburg
San Francisco
Ontario[1]
Las Vegas
Denver
Newport
Chesapeake

[1]The Ontario location is in the process of relocating.


Seattle, WA
Opened May 1996
Ontario, CA[1]
Opened July 1997
San Francisco, CA
Opened April 1999
Schaumburg, IL
Opened June 1999
Newport, KY
Opened March 2002
Chesapeake, VA
Opened May 2010
Mall of America, MN
SKY DECK
Opened May 2011
Las Vegas, NV
Opened July 2014
Denver, CO
Opened March 2016







ogmba Challenge Everyone!

18 We have added eSports Arenas to 3 Locations ~3,000 sq. ft. each, arenas are player-vs.-player areas that are similar to cyber cafés. In spite of taking up less than 10% Seattle of a GameWorks location, the net revenue of the entire location went up by 4.47%. eSports generates 329% more revenue per sq. ft. than bowling. EVO Prior Week Week July 2016 Week of EVO After M $788 $473 $525 T $520 $547 $507 Las Vegas W $445 $413 $663 Th $750 $21,113 $478 Denver F $493 $950 $717 S $929 $1,067 $809 S $978 $1,037 $838 $4,903 $25,600 $4,537 Revenue on days of major eSports events, such as EVO 2016, has been 30x normal.

19

Natural Evolution to eSports Stadiums

eSports Stadiums are basically theaters with a stage, monitors, and lighting.


NOTE: Intended for concept illustration only

- Assigned Seating
- VIP Rooms
- Food & Beverage
- Large Monitors
- Surround Sound
- Lighting
- Livestreaming
- Leaderboards

Seats about 500 to 1,500
Adjoins GameWorks

oomba
Challenge Everyone!

20

Partnerships with Pro eSports Teams

We are inviting eSports teams to each make a location their official home


DENVER
DAWGS
LAS VEGAS
SUITS
GRUNGE

Teams shown are copyright of Oomba and shown for illustrative purposes only

- GameWorks will be the home stadium to new and existing pro eSports teams.
- Pro teams are expected pay as much as $10 million to be the official team for *League of Legends*® or *Overwatch*® within each city to the game publishers.
- Teams are owned by famous basketball stars, NFL teams, and billionaires.
- Relationship with Oomba GameWorks includes appearances, merchandising, and performance rights with revenue share.

This is very much like the NFL®, MLB®, NBA® or any other professional sport.

oomba Challenge Everyone!

21

Grow GameWorks Aggressively

Immediate growth plans include major cities associated with eSports licenses.



Seattle
GAMEWORKS
San Francisco
Jillian's
San Francisco
GAMEWORKS
San Jose
GAMEWORKS
Los Angeles
GAMEWORKS
Irvine
GAMEWORKS
Ontario[1]
GAMEWORKS
Las Vegas
GAMEWORKS
Denver
GAMEWORKS
Mall of America
GAMEWORKS
St. Louis
GAMEWORKS
Schaumburg
GAMEWORKS
Chicago
GAMEWORKS
Pittsburgh
GAMEWORKS
New York City
GAMEWORKS
Chesapeake
GAMEWORKS
Atlanta
GAMEWORKS
Newport
GAMEWORKS
Houston
GAMEWORKS
Dallas
GAMEWORKS
San Antonio
GAMEWORKS
Austin
GAMEWORKS
Target Markets
Existing Locations

[1]The Ontario location is in the process of relocating.

ogmba Challenge Everyone!

 OPPORTUNITY #2 How do we find events? And where de we keep our rankings and stats?

23 Oomba is Big Data under the hood We’re a lot like Fandango for Events and LinkedIn for people you play with. “The Oomba Player App is lot like “If LinkedIn is where you manage people you work with, Fandango for tournaments and events.” then Oomba is where you manage people you play with.”

24 The eSports Landscape The eSports marketplace is fragmented; there is currently only one large-scale, cloud-based community (see next slide).

25 100-Million User Communities The nine cloud-based communities with over 100-million users based in the US listed are: #1 Where we keep our pictures. 2.00 billion active users #2 How we send text messages. 1.2 billion active users #3 How we share pictures. 600 million active users #4 How we broadcast messages. 328 million active users One game, League of #5 Where we keep our videos. 212 million active users Legends®, has grown to 100 million active users, but eSports is #6 How we broadcast our videos. 161 million active users bigger than that and sports and games in #7 How we share our interests. 150 million active users general are even bigger. #8 Where we keep our résumés. 106 million active users #9 A particular eSports game. 100 million active users Source: Wikipedia.org as of June 25, 2017

26 Oomba is a Multi-sided Software Platform We bring together Players, Tournament Organizers, Sponsors and many, many other parties. Sponsors Apparel Companies Venues Players Tournament Organizers Teams Judges Equipment Coaches Manufacturers

27

Oomba brings Elegant Organization to Sports and Games

We provide powerful online utilities to tournament organizers and players for no money upfront and a small percentage on the back end.

oomba Cloud

- Powerful Tournament Organization Tools
- Fandango-like Player App for finding Events
- Scorekeeping Apps for iPads and Tablets
- Leaderboards and Round Clocks for Venues

oomba TV Streaming

- Livestreaming and Curated Content for Sports Bars
- User-Generated Content with real time scores/stats
- Stat Casting and Commentary Feeds

oomba Events

- Large-scale first-party events with 100's of Satellites, dozens of regionals and annual grand finalés.
- Third-party events at Microsoft Stores, eSports Arenas

oomba Challenge Everyone!

28 First-party Events Oomba runs a set of major, year-long events. National tabletop tournament (board games) involving 6 publishers, 289 game stores and about 10,000 players. National, collegiate eSports tournament involving 128 colleges competing for scholarships ending in a grand final in Las Vegas. Tournament that is the aggregation of the finals of several skill-based events, such as cup-stacking and dodge ball. Oomba’s first-party events drive awareness and users. Oomba’s software has been used to managed thousands of third-party events.

 29 Oomba captures and broadcasts Stats, Rankings and Ratings We capture the stats wherever they are created and transmit them to 1st- and 3rd-party services everywhere. OombaTV BoardGameGeek Events

30 An Evergreen Place for Your Ranking and Stats We all socialize around sports, eSports, games, and stats; Oomba offers the tools to do that. #1 Where we keep our pictures. 2.00 billion active users #2 Where we keep our videos. 212 million active users Where we keep our rankings and #3 150 million active users stats. #4 Where we keep our résumés. 106 million active users The vision for Oomba is to become the universal repository for all stats, rankings and ratings.

GROWTH STRATEGY Buy GameWorks, add eSports, go public!

32 Oomba is Buying GameWorks and Going Public We Will Build eSports Stadiums all Across the US and Grow to Be a 100-million+ User Community. Social Network Entertainment Major Live Events eSports Stadiums Livestreaming + Bar & Restaurant Special Purpose Acq. Corp. $35 million in Equity NASDAQ: BHAC

33

Oomba GameWorks Management Team



MICHAEL A WILLIAMS

Chief Executive Officer & Founder

Developed over 25 hit video games

Founder of Planetwide Media

Founder of Tremor Ent.

Founder of CodeFire



THOMAS IWANSKI

Chief Financial Officer

Former CFO of Energous "WATT"

Officer or Director for 7 Public Co's

Over 20 years of Executive Management Experience

Almost 10 years of Public Accounting Experience with KPMG LLP

Certified Public Accountant



JAKE DORN

Chief Marketing Officer

Global SVP & Chief Client Officer Ipsos (NASDAQ: IPS)

Global VP J Walter Thompson (NASDAQ: WPP)

Senior Director Marketing CollegeSports.com

Board Advisor and Investor in mobile, AI and AR



STEVE BOOTH

Chief Operating Officer, Oomba, Inc.

Over 26 years in the Entertainment/Gaming Industry

VP of Licensing – Midway Games

Director of Business Affairs – WorldWide Entertainment Licensing (for Electronic Arts)

Director of Operations and VR/AR Project Management – Emblematic Group

34

Oomba Management Team



ED HAR

Chief Financial Officer

Controller W Hotels San Diego

CFO Steele Canyon Golf Course

Sr. Finance Dir. Paradigm Investment Group (Franchisee of Hardee's and Carl's Jr.)



DYLAN HUNDLEY

SVP Production, Founder

President of Buzzkill

Co-Founder of Reality Gap

SVP of Friedland Capital



TOM VONDRAN

SVP Strategy

Over 20 years of Corporate and Business Development Experience

Former Investment Banker with D.A. Davidson & Co

Branch Manager for 5 offices of Wells Fargo Financial



MATT SCOTT

President/CTO, Oomba Cloud

Over 25 years in the Technology

Founder UpperStrata

Founder Game Machine Studios

Founder Little Orbit

Founder Pepper

Featured on 2014 OC Metro's Hottest 25 CEO's List

oomba Challenge Everyone!

35

GameWorks Management Team



GREG STEVENS

Chief Executive Officer

Former CEO of JBC Entertainment, Inc.
Founder/Owner of S&G Mgmt. Group, LLC.
Operating Partner with Milestone Capital CFO of Jillian's Entertainment, a $180 million multi-venue entertainment
Managing Director, VP, Director of Operation for Can-Apple Investments.
VP of Finance of PepsiCo



PAUL LEBLANC

Chief Financial Officer

GameWorks Chief Financial Officer since December 2014

President at October Financial

SVP at Kane & Co. (BD)

Certified Public Accountant (Inactive)



MICHAEL BRAND

SVP eSports

Founder of the community-based eSports arenas at GameWorks

Offering competitive events and tournaments for PC, Console, and mobile titles

36

Oomba GameWorks Proposed Board of Directors

Ken Hershman
Former President
HBO Sports

Executive Chairman &
Commissioner of World
Esports Association (WESA)

HBO SPORTS

Roger Shiffman
Former President
Tiger Electronics, Ltd
Hasbro Marketing

CEO and Founder
Zizzle LLC

Hasbro TIGER ELECTRONICS, LTD.

Dave Costine
Former Chairman
Microprose

Corporate Secretary,
Inspira Financial

MICROPROSE

Ed Fries
Former Head of
Microsoft Game Studios
Co-founder of xBox

Director/Advisor for
numerous Gaming
Companies

XBOX

Robert Mettler
Former Chairman/CEO
Macy's West

44 Years experience in
Retailing Industry

macy's

Jeffrey Nuechterlein
Chairman of the Board of
Barington/Hilco Acquisition
Corp

20 Years of Venture Capital &
Technology Investing
Experience

NUE CAPITAL

Michael Williams
Founder/CEO Oomba
Planetwide Media
Tremor Entertainment

Designer/Programmer
25+ successful video games.

oomba Challenge Everyone!

oomba Challenge Everyone!

 THE NITTY-GRITTY Company Overview

 38 GameWorks Operations Target net cash investment of $1-2 million per location, calculated as $4.5 million of capital expenditures less $1.2 million of game package financing and $1-2 million of landlord TI allowance Target annual revenue of $6.0 million per entertainment center Target annual entertainment center level EBITDA contribution of $1.2 million (20% margin) Non-proforma targeted cash-on-cash returns of 36% reflects a 2.8-year payback period on invested capital, not including TI allowances GameWorks is projected to achieve pro forma revenue of over $31 million and center level EBITDA of over $4.5 million in 2017

39 Retail Distribution The Rise of the Mega Mall Complex. Malls built by developers in the 1960s, 1970s, and 1980s. Anchor tenants given favorable deals to open in shopping malls to draw foot traffic. In-Line tenants pay higher rents because Anchor stores draw foot traffic and they could limit spending on marketing

40 Retail Distribution creates Opportunities for Experiential Tenants Both In-Line and Anchor retailers are closing stores at a rapid pace. Store closure announcements have accelerated this year, with Credit Suisse estimating more than 8,600 in 2017, up from 2,056 in 2016. Mall-Based Retailers who have closed or announced store closings include: Macy’s, Sports Authority, The Gap, Aeropostale, BCBG, Limited, JCPenney, Sears/Kmart, Golfsmith, Gymboree and many more. Despite significant disruption, in 2016 online retail sales accounted for just 11.7% of total retail sales (excluding fuel and auto). GameWorks is uniquely positioned to fill these vacancies and attract a key demographic, millennials with disposable income, back to the malls.

41 GameWorks is Perfect Venue to Showcase Emerging Technologies Sponsorship & Partnership opportunities with leading brands for VR, AR, Drone Racing, and simulators. Showcase for Major Brands Room-Scale VR Drone Racing Competitive VR Events AR Mixed Reality Intended for concept illustration NOTE: Intended for concept illustration only

42

Growth Strategy and Milestones

GameWorks location expansion with eSports-equipped facilities and grow Oomba user base

	oomba Challenge Everyone!	GAMEWORKS
2017	Continue to develop new versions of Event Management Platform and Personalized eSports User Page. Augment B2C strategy with B2B initiatives. Market customized software development capabilities to businesses in the gaming industry. Increase marketing opportunities to significantly expand the number of Oomba user accounts through joint marketing with GameWorks and other eSports ecosystem partners. Aggressively expand the marketing effort to further embed the Event Management Platform within the eSports Tournament Operator Community.	Expand current eSports in the Seattle, Las Vegas, and Denver locations by building similar eSports arenas in the remaining GameWorks locations at similar to historic costs per location. Aggressively expand the number of locations by opening new units in class A malls in premier markets throughout the United States; new locations will include eSports "stadiums" in addition to the eSports arenas. Complete sourcing of 8 additional GameWorks locations.
2018	Increase marketing opportunities to significantly expand the number of Oomba user accounts through joint marketing with GameWorks and other eSports ecosystem partners. Market customized software development capabilities to business in the gaming industry. Continue to expand B2B relationships.	Open 8 more GameWorks locations. Joint Venture with professional eSports teams – with each claiming a GameWorks eSports Stadium as its home.
2019	Increase marketing opportunities to significantly expand the number of Oomba user accounts through joint marketing with GameWorks and other eSports ecosystem partners.	Open 9 more GameWorks locations.

oomba Challenge Everyone!

43

Competitive Landscape

Location Based Entertainment

Oomba GameWorks competes with location-based entertainment platforms for discretionary consumer spending:

FULL YEAR 2017 PEER GROUP[1]

- Vail Resorts, Inc.
- Six Flags Entertainment Corp.
- Cedar Fair, L.P.
- Churchill Downs Inc.
- Dave & Buster's Entertainment, Inc.
- International Speedway Corp.

[1]COMPARABLE PEER ANALYSIS PERFORMED BY: ATLAS CONSULTING, PAY GOVERNANCE LLC, MERIDIAN COMPENSATION PARTNERS, LLC, AON HEWITT, FW COO; VIA PUBLIC COMPANY 14A FILINGS, GENERAL PEER ANALYSIS, ETC.

oomba Challenge Everyone!

44

Competitive Landscape

Oomba Advantages

Oomba GameWorks' competitive advantages:

- **First mover advantage**
- **Expansive scope of activities**
- **Large scale venues**
- **Long term relationships**
- **Proven sales and marketing**

FULL YEAR 2017 PEER GROUP[1]

- Vail Resorts, Inc.
- Six Flags Entertainment Corp.
- Cedar Fair, L.P.
- Churchill Downs Inc.
- Dave & Buster's Entertainment, Inc.
- International Speedway Corp.

[1]COMPARABLE PEER ANALYSIS PERFORMED BY: ATLAS CONSULTING, PAY GOVERNANCE LLC, MERIDIAN COMPENSATION PARTNERS, LLC, AON HEWITT, FW COO; VIA PUBLIC COMPANY 14A FILINGS, GENERAL PEER ANALYSIS, ETC.

oomba Challenge Everyone!

45

Market Overview

Capital Inflows and M&A Activity

Tech and media enterprises continue to invest in crossover-experience brands and/or eSports brands:

ACQUIREE [ACQUIRER]

- TWITCH [AMAZON][1]
- BEAM [MICROSOFT]
- GOODGAME, CURSE VOICE [TWITCH]
- TWITCHALERTS [VULCUN]
- ESPORTSNATION, SPORTS GURU, GOLDPER10 [GAMURS]
- SOCIALNAT [GAME]
- PLAYER.ME [SPLIT MEDIA LABS]
- TURTLE ENTERTAINMENT, DREAMHACK [MORDERN TIMES GROUP]
- MAJOR LEAGUE GAMING [ACTIVISION BLIZZARD]
- ALPHADRAFT [FANDUEL]
- GLOBAL ESPORTS MANAGEMENT [VME-IMG]
- DOTAPROHUB [UNIKRN]
- PINION TECH [UNIKRN]
- DISCORD [TENCENT]

[1] $970 MILLION IN TOTAL CONSIDERATION

oomba Challenge Everyone!

 DEEPER DIVE Selected Financial Data

 47 Selected Financial Data: Consolidated Statement of Operations Adjusted Consolidated Actual Forecast Forecast Forecast FYE 2016 2017 2018 2019* (in $000's) Net Revenue 33,177 32,683 59,547 120 150 Cost of Goods Sold 5,843 8,761 12,663 Gross Profit 27,334 23,922 46,884 Operating Expenses 27,108 25,340 42,593 EBITDA 227 (1,418) 4,291 23 28 Note: adjusted for stock compensation and other non-cash items * Dollars in Millions

 48 Selected Financial Data: GameWorks Statement of Operations Adjusted GameWorks Actual Forecast Forecast Forecast FYE 2016 2017 2018 2019* (in $000's) Net Revenue 32,664 31,131 51,636 100 120 Cost of Goods Sold 5,771 5,582 9,380 Gross Profit 26,893 25,549 42,256 Operating Expenses 24,401 23,206 35,541 EBITDA 2,493 2,343 6,715 17 20 Note: adjusted for stock compensation and other non-cash items * Dollars in Millions

 49 Selected Financial Data: Oomba Statement of Operations Adjusted Oomba Actual Forecast Forecast Forecast FYE 2016 2017 2018 2019* (in $000's) Net Revenue 513 1,552 7,911 20 30 Cost of Goods Sold 72 3,179 3,283 Gross Profit 441 (1,627) 4,628 Operating Expenses 2,707 2,134 7,052 EBITDA (2,266) (3,761) (2,424) 6 8 Note: adjusted for stock compensation and other non-cash items * Dollars in Millions

50

Valuation and Comparable Analysis: 2017

PEER VALUATION COMPARISON[1,2]:

EV AND MARKET CAP FIGURES IN MILLIONS

TICKER:	ENTERPRISE:	EV:	MARKET CAP:	EV/EBITDA:	EV/SALES:	GROSS MARGIN:
MTN	Vail Resorts Inc	9,299.47	8,077.17	15.00	4.72	31.71 %
SIX	Six Flags Entertainment Corp	7,651.24	5,481.90	13.55	5.42	91.89 %
FUN	Cedar Fair L P	5,533.12	3,944.39	10.93	4.08	91.76 %
PLAY	Dave & Buster'S Entertainment, Inc.	3,082.26	2,857.90	10.60	2.62	59.21 %
CHDN	Churchill Downs Inc	3,768.60	2,855.20	10.69	2.89	26.10 %
ISCA	International Speedway Corp	1,594.97	1,610.93	7.43	2.38	48.64 %
	PEER AVERAGE:	—	—	11.36	3.69	58.22 %
GAME	OOMBA GAMEWORKS, INC.	60.00	—	—	1.84	73.19 %
GAME	**OOMBA GAMEWORKS, INC.**	**88.50[3]**	—	—	**2.71**	**73.19 %**

[1] All peer data are analyst estimates via I/B/E/S or standardized data. Standardized data are via I/B/E/S, *Fundamentals*, as well as public research reports. Standardized data has relatively fewer adjustments than GAAP/IFRS. Standardized data generally has adjustments for extraordinary and unusual expenses. Normalizing for such one-off events makes the data more comparable when comparing one company to another. Whenever reported numbers are restated, the restated numbers will be shown.

[2] As of June 9, 2017

[3] Assuming closing of SPAC merger

51 Valuation and Comparable Analysis: 2018 PEER VALUATION COMPARISON12: EV AND MARKET CAP FIGURES IN MILLIONS PEER AVERAGE: 10.85 3.57 56.42% 6.23 % GAME OOMBA GAMEWORKS, INC. 60.00 13.98 1.01 78.73% 82.20 % GAME OOMBA GAMEWORKS, INC. 88.503 20.62 1.49 78.73% 82.20% 1All peer data are analyst estimates via I/B/E/S or standardized data. Standardized data are via I/B/E/S, Fundamentals, as well as public research reports. Standardized data has relatively fewer adjustments than GAAP/IFRS. Standardized data generally has adjustments for extraordinary and unusual expenses. Normalizing for such one-off events makes the data more comparable when comparing one company to another. Whenever reported numbers are restated, the restated numbers will be shown. 2As of June 9, 2017 3Assuming closing of SPAC merger

52 Overview of Significant Terms Closing Consideration: An aggregate 5,899,705 BHAC shares will be issued to Oomba shareholders, adjusted for any outstanding debt at close, based on a pre-money enterprise valuation of Oomba equal to $60 million and a BHAC share Merger Consideration valuation of $10.17. Earnout Consideration: Assuming the achievement of the EBITDA thresholds or the BHAC common stock trading thresholds, BHAC would issue up to an additional 600,000 shares to the pre-closing Oomba shareholders as follows: 5% of the Merger Consideration (in the form of BHAC shares) will be placed in escrow for indemnification purposes. 18 Indemnification Escrow month survival. The parties agree to close as long as there is at least $23.5 million of cash available in BHAC trust fund, net of any amount Funds Required in BHAC raised in a preferred equity offering between signing and closing, down to a minimum of $5 million, net of transaction expenses. Trust Fund at Closing 7 members, 4 appointed by Oomba and 3 appointed by BHAC. Board of Directors

 53 Transaction Valuation Valuation At Close(1)(2) Ownership at Close(1) At Closing Total Shares Outstanding 9,869,612 $ Per Share $10.17 Equity Value $100,373,953 Debt $0 Cash $11,833,707 Oomba Public Shares Enterprise Value $88,540,246 34.3% GameWorks Shares 53.1% Implied Multiples At Close Implied Multiples Revenue/EBITDA At Closing BHAC Sponsor 2017 EV/Revenue $32,683,000 2.7x Shares 2018 EV/Revenue $59,547,000 1.5x 12.6% 2019 EV/Revenue $135,000,000 0.7x 2018 EV/EBITDA $4,291,000 20.6x 1 Assumes 911,200 public common shares redeemed in connection with the February 2017 6-month extension approval 2019 EV/EBITDA $25,500,000 3.5x 2 Includes shares attributable to rights, does not include warrants

 54 Illustrative Stock Price at Close $40.00 $37.37 $34.79 $32.20 $29.62 $30.00 $27.04 $24.45 $21.87 STOCK PRICE: $20.00 $10.00 $- 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x EBITDA MULTIPLE: (1) Assumptions: $25.5mm 2019 EBITDA

 55 Key Takeaways Oomba is a revolutionary software-based social media platform focused on competitions and statistics in eSports Oomba is positioned to become for player rankings and statistics what Instagram is for photos and LinkedIn is for resumes. GameWorks is a premier location based entertainment venue with a differentiated business model around eSports. GameWorks is positioned to expand rapidly in the current retail environment and become the largest chain of eSports “stadiums” across the United States.

 56 Contact Information OOMBA, INC. INVESTOR RELATIONS CONTACT ADDRESS: 9840 Irvine Center Dr. Ted Haberfield President CITY & STATE: Irvine, CA MZ North America PHONE: 949-825-6150 PHONE: 760-755-2716 WEBSITE: www.oomba.com EMAIL: thaberfield@mzgroup.us

 FURTHER DATA Appendix

 58 Target Market Overview Gamers: Young, Affluent, Mainstream 75% aged 18 to 35 133% purchasing power $76K average HH income $200 average spend per month 36% of US population by 2020 Forbes, CBS, Marketing Research

 59 eSports Audience Reaching The Elusive Young, Male Audience 53% 27% 18% 2% Newzoo

 60 eSports Audience Strong Purchasing Power eSports Audience HHI $90K+ 43% $75K-$89K Mindshare % eSports Audience Willing to Pay More For No Ads Mindshare

 61 eSports Colleges Embracing eSports Programs, Engaging Math, Science and Technology Students in Sports Seven colleges fielded eSports programs as of July 2016 Currently 34 varsity eSports programs across the country Estimate of 50 to 60 schools will sponsor an eSports team by the next academic year Source: Sports Business Daily Global Journal

 62 Oomba Screenshots Available on Oomba.com